United States
Securities and Exchange Commission

Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 20, 2026

Cadiz Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40579	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850 Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 271-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Depositary Shares (each representing a 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01  Regulation FD Disclosure.

On May 20, 2026, the Chairman and Chief Executive Officer of Cadiz Inc. (the "Company") posted on the Company’s website at www.cadizinc.com a letter to shareholders providing certain updates regarding the Company’s business and business plans.  The shareholder letter is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Cautionary Note about Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "expect," "plan," "intend," "projected," "believe," "anticipated," "target," "will," "may," "could," "should," "would," and variations of such words and similar expressions.

These forward-looking statements include, without limitation, statements regarding the Company's expectations concerning the timing, structure, and closing of project financing; the ability to secure commitments from investors and enter into definitive agreements, including the LLC agreement; expectations regarding the achievement of project development milestones, including the timing of construction and commencement of operations for the Northern Pipeline and Southern Pipeline projects; the potential favorable impact of regulatory, permitting, and political developments; the lack of anticipated material litigation; the Company's expectations regarding tax credits and tax legislation; the expected expansion of ATEC operations and commercialization of new technologies; future hydrogen production and energy development opportunities at Cadiz Ranch; and the overall pace and success of the Company's project development and financing activities.

Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that such expectations will prove to be correct. Actual outcomes and results may differ materially due to a variety of factors, including, without limitation: the ability to negotiate and execute definitive agreements with project investors and partners; delays in construction schedules; delays or setbacks in obtaining required permits and regulatory approvals; changes in applicable laws, regulations, or federal and state policies; the availability and terms of project financing; increases in project costs or adverse shifts in market conditions, including those related to tariffs, inflation, or supply chain disruptions; the ability to further scale ATEC's growth and commercialize its new technologies; and broader political, environmental, or economic developments that may affect the Company's operations, assets, or financing strategy. Additional information regarding factors that may affect the Company's forward-looking statements can be found in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and any subsequent filings under the Securities Act and Exchange Act. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Letter to shareholders dated May 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

By:	/s/ Stanley Speer
Stanley Speer
Chief Financial Officer

Date: May 20, 2026